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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                               ----------------


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                         Date of Report: May 10, 2001
                (Date of earliest event reported: May 10, 2001)
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                        The First American Corporation
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            (Exact name of registrant as specified in its charter)



       California                   0-3658                           95-1068610
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(State or other jurisdiction     (Commission                      (IRS Employer
    of incorporation)            File Number)                Identification No.)



1 First American Way, Santa Ana, California                          92707-5913
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code:   (714) 800-3000
                                                   -----------------------------


                                Not Applicable.
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        (Former name or former address, if changed since last report.)
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Item 5.   Other Events and Regulation FD Disclosure.
          -----------------------------------------

          See the attached exhibit.


Item 7.   Exhibits.
          --------

     (99) Press release dated May 10, 2001.



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               The First American Corporation
                                                          (Registrant)


Date: May 10, 2001                             By:  /s/ Mark R Arnesen
                                                  --------------------------
                                                        Mark R Arnesen
                                                        Secretary
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                                 EXHIBIT INDEX



                                                                 Sequentially
                                                                   Numbered
Exhibit No.                       Description                        Page
-----------                       -----------                    ------------

   (99)                  Press release dated May 10, 2001